Regions Financial 4 th Quarter Earnings Conference Call January 25, 2011 Exhibit 99.3

This presentation may include forward-looking statements which reflect Regions' current views with respect to future events and financial performance. The Private Securities Litigation Reform Act of 1995 ("the Act") provides a "safe harbor" for forward-looking statements which are identified as such and are accompanied by the identification of important factors that could cause actual results to differ materially from the forward-looking statements. For these statements, we, together with our subsidiaries, claim the protection afforded by the safe harbor in the Act. Forward-looking statements are not based on historical information, but rather are related to future operations, strategies, financial results or other developments. Forward-looking statements are based on management's expectations as well as certain assumptions and estimates made by, and information available to, management at the time the statements are made. Those statements are based on general assumptions and are subject to various risks, uncertainties and other factors that may cause actual results to differ materially from the views, beliefs and projections expressed in such statements. These risks, uncertainties and other factors include, but are not limited to, those described below:

- The Dodd-Frank Wall Street Reform and Consumer Protection Act became law on July 21, 2010, and a number of legislative, regulatory and tax proposals remain pending. Additionally, the U.S. Treasury and federal banking regulators continue to implement, but are also beginning to wind down, a number of programs to address capital and liquidity in the banking system. All of the foregoing may have significant effects on Regions and the financial services industry, the exact nature of which cannot be determined at this time.
- The impact of compensation and other restrictions imposed under the Troubled Asset Relief Program ("TARP") until Regions repays the outstanding preferred stock and warrant issued under the TARP, including restrictions on Regions' ability to attract and retain talented executives and associates.
- Possible additional loan losses, impairment of goodwill and other intangibles, and adjustment of valuation allowances on deferred tax assets and the impact on earnings and capital.
- Possible changes in interest rates may increase funding costs and reduce earning asset yields, thus reducing margins.
- Possible changes in general economic and business conditions in the United States in general and in the communities Regions serves in particular, including any prolonging or worsening of the current unfavorable economic conditions including unemployment levels.
- Possible changes in the creditworthiness of customers and the possible impairment of the collectability of loans.
- Possible changes in trade, monetary and fiscal policies, laws and regulations and other activities of governments, agencies, and similar organizations, may have an adverse effect on business.
- The current stresses in the financial and real estate markets, including possible continued deterioration in property values.
- Regions' ability to manage fluctuations in the value of assets and liabilities and off-balance sheet exposure so as to maintain sufficient capital and liquidity to support Regions' business.
- Regions' ability to expand into new markets and to maintain profit margins in the face of competitive pressures.
- Regions' ability to develop competitive new products and services in a timely manner and the acceptance of such products and services by Regions' customers and potential customers.
- Regions' ability to keep pace with technological changes.
- Regions' ability to effectively manage credit risk, interest rate risk, market risk, operational risk, legal risk, liquidity risk, and regulatory and compliance risk.
- Regions' ability to ensure adequate capitalization which is impacted by inherent uncertainties in forecasting credit losses.
- The cost and other effects of material contingencies, including litigation contingencies, and any adverse judicial, administrative or arbitral rulings or proceedings.
- The effects of increased competition from both banks and non-banks.
- The effects of geopolitical instability and risks such as terrorist attacks.
- Possible changes in consumer and business spending and saving habits could affect Regions' ability to increase assets and to attract deposits.
- The effects of weather and natural disasters such as floods, droughts and hurricanes, and the effects of the Gulf of Mexico oil spill.
- Possible downgrades in ratings issued by rating agencies.
- Potential dilution of holders of shares of Regions' common stock resulting from the U.S. Treasury's investment in TARP.
- Possible changes in the speed of loan prepayments by Regions' customers and loan origination or sales volumes.
- Possible acceleration of prepayments on mortgage-backed securities due to low interest rates and the related acceleration of premium amortization on those securities.
- The effects of problems encountered by larger or similar financial institutions that adversely affect Regions or the banking industry generally.
- Regions' ability to receive dividends from its subsidiaries.
- The effects of the failure of any component of Regions' business infrastructure which is provided by a third party.
- Changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board or other regulatory agencies.
- The effects of any damage to Regions' reputation resulting from developments related to any of the items identified above.

The foregoing list of factors is not exhaustive. For discussion of these and other factors that may cause actual results to differ from expectations, look under the captions "Forward-Looking Statements" and "Risk Factors" in Regions' Annual Report on Form 10-K for the year ended December 31, 2009 and Quarterly Reports on Form 10-Q for the quarters ended September 30, 2010, June 30, 2010 and March 31, 2010, as on file with the Securities and Exchange Commission.

The words "believe," "expect," "anticipate," "project," and similar expressions often signify forward-looking statements. You should not place undue reliance on any forward-looking statements, which speak only as of the date made. We assume no obligation to update or revise any forward-looking statements that are made from time to time.

REGIONS

›Forward-Looking Statements 2

Summary of Fourth Quarter 2010 Results
Earnings Highlights
›
Credit trends are improving
›
Non-performing loans, excluding loans HFS,
declined $212 million to $3.2 billion
›
Loan loss provision of $682 million; provision
essentially equaled net charge-offs
Credit Update
($ in millions)
4Q09 3Q10 4Q10
Non-performing loans * $  3,488 $  3,372 $  3,160
Net Charge Offs $  692 $  759 $  682
Provision Build $  487 $  1 $  -
Loan Loss Provision $  1,179 $  760 $  682
Note: Amounts exclude non-core items impacting the current and prior quarters
* Non – GAAP; Refer to Financial Supplement for adjustments to PPNR
($ in millions)
4Q09 3Q10 4Q10
Net Interest Income $  850 $  868 $  877
Adjusted Non-Interest Revenue* $  743 $  748 $  795
Adjusted Non-Interest Expense* $  1,207 $  1,162 $  1,211
Adjusted PPNR* $  386 $  454 $  461
EPS ($0.51) ($0.17) $0.03
›
Earnings per diluted share of $0.03
›
Adjusted Pre-tax Pre-provision Net Revenue
(“PPNR”) of $461 million; compared to 3Q10:
›
Net interest income increased $9 million and
net interest margin expanded 4 bps to 3.00%
›
Adjusted non-interest revenues increased $47
million or 6% reflecting strong revenue at
Morgan Keegan
›
Adjusted non-interest expenses increased
$49 million or 4% primarily due to higher
professional and legal fees and Morgan
Keegan incentive-based compensation

*Excluding loans held for sale

NPL Inflow by Type

$ in billions
$2.0
$1.8
$1.6
$1.4
$1.2
$1.0
$0.8
$0.6
$0.4
$0.2
$0.0
$1.3
$1.2
$0.8
$1.3
$0.9
4Q09
1Q10
2Q10
3Q10
4Q10
Total
Commercial
Business and Community
Income Producing

Business Services Gross NPLs

Ending Balances
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
23%
28%
24%
36%
37%
4Q09
1Q10
2Q10
3Q10
4Q10
Balances 30+ DPD
Balances that are curent

REGIONS |

Non-Performing Loan Inflows Decline 2

Non-performing Assets

$ in billions

$5.0
$4.5
$4.0
$3.5
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
$4.4
$0.3
$0.6
$3.5
$4.6
$0.3
$0.6
$3.7
$4.3
$0.3
$0.5
$3.5
$4.2
$0.3
$0.5
$3.4
$3.9
$0.3
$0.4
$3.2
4Q09
1Q10
2Q10
3Q10
4Q10
Total
Held For Sale
OREO & Repo

REGIONS

Non-performing Asset Levels Decline
›
Non-performing loans declined $212 million
›
Non-performing assets declined $308 million from third quarter
›
For the full year non-performing assets declined $494 million

Loan Charge-Offs

$ in millions
$1,000
$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
$692
$700
$651
$759
$682
$200
$205
$186
$178
$169
$115
$110
$132
$233
$111
HFS (1)
$377
$385
$333
$348
$402
4Q09
1Q10
2Q10
3Q10
4Q10
Business Services which includes HFS
Consumer

Allowance & Coverage

$ in millions
$3,400
$3,200
$3,000
$2,800
$2,600
$2,400
$2,200
$2,000
105%
100%
95%
90%
85%
80%
75%
101%
$3,114
$3,184
$3,185
$3,185
$3,185
89%
86%
92%
94%
4Q09
1Q10
2Q10
3Q10
4Q10
Allowance
ALL/NPL (2) (Coverage Ratio)

REGIONS

Loan Charge-Offs and Allowance (1) Loan charge-offs related Sales / Transfer to Held for Sale (2) Excludes loans held for sale 4

Commercial and Industrial Growing;
Investor Real Estate Reflects De-risking Efforts
› Specialty Lending Groups
› Small Business Focus
›
Growth in C&I  more broadly distributed across market and in more industries than the rd
quarter
›
Investor Real Estate declined $1.6 billion; down close to $6 billion year-over-year
› Targeting Specific Areas for Growth:
› Direct Consumer
› Underserved Banking Segment
($ in millions) 9/30/2010 12/31/2010 $ Change % Change
Commercial & Industrial 21,501 $    22,540 $     1,039 $     5%
Commercial Real Estate - Owner-Occupied 12,372       12,516        144          1%
Investor Real Estate 17,464       15,908        (1,556)      -9%
Residential First Mortgage 15,723       14,898        (825)         -5%
Home Equity 14,534       14,226        (308)         -2%
Other consumer 2,826         2,776          (50)           -2%
Total Loans 84,420 $    82,864 $     (1,556) $    -2%
Ending Balances

Decline in Deposit Costs Driven by Changing
Deposit Mix
› As anticipated, our improving cost structure impacted overall deposit balances
› Deposit costs declined 6 bps linked quarter; down 51 bps year-over-year
› Total funding costs declined 11 bps linked quarter to 0.91%
($ in millions) 3Q10 Avg Rate 4Q10 Avg Rate
$ Change % Change
Low Cost Deposits 69,917 $           0.17% 71,273 $     0.17% 1,356 $        2%
Time Deposits 25,100              2.16% 23,347        2.07% (1,753)          -7%
Customer Deposits 95,017              0.70% 94,620        0.64% (397)             0%
Corporate Treasury Deposits 61                       1.30% 22                3.61% (39)                -64%
Total Deposits 95,078 $           0.70% 94,642 $     0.64% (436) $          0%
($ in millions) 9/30/2010 Deposit Mix % 12/31/2010 Deposit Mix %
$ Change % Change
Low Cost Deposits 70,745 $           74% 71,813 $     76% 1,068 $        2%
Time Deposits 24,177              26% 22,784        24% (1,393)          -6%
Customer Deposits 94,922              100% 94,597        100% (325)             0%
Corporate Treasury Deposits 56                       0% 17                0% (39)                -70%
Total Deposits 94,978 $           100% 94,614 $     100% (364) $          0%
Ending Balances and Deposit Mix
Average Balances and Average Rates

Net Income & Net Interest Margin
$900
$875
$850
$825
$800
$775
$750
$ in millions
3.20%
3.00%
2.80%
2.60%
2.40%
2.20%
2.00%
2.72%
2.77%
2.87%
2.96%
3.00%
$857
$839
$863
$876
$886
4Q09
1Q10
2Q10
3Q10
4Q10
Net Interest Income (FTE)
Net Interest Margin

REGIONS

Decline in Deposit Costs and Improvement in
Loan Yields Drive Net Interest Income Higher
› Net interest margin climbed
4bps linked quarter; up 28 bps
year-to-date
› Repricing opportunities remain
with over $13.5 billion of CD’s
maturing in the next 12
months at an average of
2.05%
› Loan yields increased 5 bps
linked quarter; improvement
going forward will be driven by
widening loan spreads
› Excess liquidity impacted
margin 11 bps compared to 8
bps in Q3

Solid non-interest revenue; focused expense
management
›
Adjusted non-interest revenue* 6% higher versus prior quarter
›
Increase in interchange income reflects increased debit card volume and fee-
based account growth
›
Morgan Keegan’s revenues were solid reflecting strength in private client and investment banking revenue
›
Mortgage revenue down due to MSR valuations
›
Adjusted non-interest expenses* 4% higher versus prior quarter
›
Increase in professional and legal fees
›
Increase in Morgan Keegan incentive-based compensation
›
Credit-related costs continue to result in higher non-interest expenses

* Non – GAAP; Refer to  page 26 of the Financial Supplement

Capital Ratios Remain Strong;
Liquidity Profile Solid
(1) Current Quarter ratios are estimated
(2) Subject to change as interpretation of Basel III rules is ongoing and dependent on guidance from Basel and regulators.
› Solid liquidity at both the bank and holding company
› Loan-to-deposit ratio of 88 percent
› Well-positioned with respect to the Liquidity Coverage Ratio prescribed under Basel III
3Q10
4Q10
(1)
Pro forma for Basel III
4Q10
(2)
Tier 1 Common 7.6% 7.9% 7.6%
Tier 1 Capital 12.1% 12.4% 11.4%
Total Risk-Based Capital 16.0% 16.4% 14.9%